UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

OraSure Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

610-882-1820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On October 20, 2004, the Company issued a press release announcing the launch of its OraQuick® ADVANCE Rapid HIV-1/2 Antibody Test and the completion of a previously announced assessment of a subset of data from an isolated clinical trial of the test using oral fluid samples. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99	Press release, dated October 20, 2004, announcing the launch of the Company’s OraQuick® ADVANCE Rapid HIV-1/2 Antibody Test and the completion of a previously announced assessment of a subset of data from an isolated clinical trial of the test using oral fluid samples.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: October 20, 2004	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel
and Secretary

Index to Exhibits

Exhibit No.	Description
99	Press release, dated October 20, 2004, announcing the launch of the Company’s OraQuick® ADVANCE Rapid HIV-1/2 Antibody Test and the completion of a previously announced assessment of a subset of data from an isolated clinical trial of the test using oral fluid samples.

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